UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2016

VRINGO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34785	20-4988129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Third Avenue, 12th Floor, New York, NY 10017

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (212) 309-7549

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Financing Transaction

On March 9, 2016, Vringo, Inc. (the “Company”) and the holders (the “Investors”) of the Company’s $12,500,000 Senior Secured Convertible Notes (the “Notes”), which were originally issued by the Company in a registered direct offering on May 4, 2015 and were previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 4, 2015, entered into an exchange note agreement (the “Exchange Note Agreement”).

Pursuant to the Exchange Note Agreement the Company will issue to the Investors an aggregate of 703,667 shares of its common stock, par value $0.01 per share, in exchange for the reduction of $1,266,600 of the outstanding aggregate principal amount of the Notes (the “Exchange”). As a result of the Exchange, the outstanding aggregate principal amount under the Notes will be reduced from $3,015,659 to $1,749,059. The Company expects to close the Exchange on or about March 9, 2016.

The foregoing description of the Exchange Note Agreement is not complete and is subject to, and qualified in its entirety by, the full text of the Exchange Note Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, the terms of which are incorporated herein by reference.

Note and Warrant Amendments

On March 9, 2016, the Company, with the consent of each of the Investors, agreed to amend the Notes. Pursuant to the Amended and Restated Senior Secured Notes (the “Amended Notes”) and the Indenture dated May 4, 2015, as supplemented by a First Supplemental Indenture dated May 4, 2015 and further supplemented by a Second Supplemental Indenture (the “Second Supplemental Indenture”) dated March 9, 2016:

•	the Amended Notes will no longer be convertible and will be payable by the Company on the Maturity Date (as defined below) in cash only,
•	the Maturity Date of the Amended Notes will extend to June 30, 2017 (the “Maturity Date”),
•	the Company will discontinue the payment of principal prior to the Maturity Date (subject to certain exceptions),
•	the interest rate will increase from 8% to 10% per annum and accrue on the outstanding aggregate principal amount of the Amended Notes, payable monthly, and
•	the Company will pay to the Investors on the Maturity Date 102% of the outstanding aggregate principal amount of Amended Notes.

The Company has agreed to maintain a cash balance (including cash equivalents) of not less than $2,900,000.

In addition, the Company has agreed to reduce the exercise price of the warrants to purchase an aggregate of 537,500 shares of the Company’s common stock originally issued to the investors on May 4, 2015, from $10.00 to $3.00 per share (the “Warrant Amendment”) and the parties also agreed to remove from the warrants certain anti-dilution features.

The Company expects to close the Amended Notes and the Warrant Amendment on or about March 9, 2016.

In connection with the foregoing amendments, the Company will pay to the Investors a restructuring fee in the amount of $50,000.

The foregoing description of each of the Amended Notes, the Warrant Amendment and the Second Supplemental Indenture is not complete and is subject to, and qualified in its entirety by, the full text of the Amended and Restated Secured Notes, the Warrant Amendment and the Second Supplemental Indenture, which are filed as Exhibits 10.2, 4.1 and 10.3, respectively, to this Current Report on Form 8-K, the terms of which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Off-Balance Sheet Arrangement of a Registrant.

The descriptions of the Amended and Restated Secured Notes, the Warrant Amendment and the Second Supplemental Indenture included in Item 1.01 of this Current Report on Form 8-K is incorporated in its entirety by this reference into this Item 2.03.

Item 3.02	Unregistered Sale of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K with respect to the Exchange is hereby incorporated by reference into this Item 3.02. The issuance of the Shares to the Investors pursuant to the Exchange was made pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 3(a)(9) thereof.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On March 9, 2016, upon the recommendation of the Nominating and Corporate Governance Committee of the board of directors of the Company, the board of directors appointed Mr. Richard K. Abbe as a member of the Company’s board of directors effective immediately. As a non-employee director, Mr. Abbe is entitled to receive cash compensation and grants of stock options, restricted stock units or other equity awards in accordance with the arrangements in effect for non-employee directors of the Company.

Mr. Abbe is the member of Iroquois Capital Management L.L.C. who has the authority and responsibility for the investments made on behalf of Iroquois Master Fund Ltd. (the “Fund”) and Iroquois Capital Investment Group LLC (“ICIG”) and as such may be deemed to be the beneficial owner of all shares of common stock held by the Fund and ICIG. The Fund and ICIG are the Investors described under Item 1.01 of this Current Report on form 8-K and are party to the Exchange Note Agreement, the Amended Notes and the Warrant Agreement. In addition, as further disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 4, 2015, the Company entered into a securities purchase agreement with the Investors pursuant to which the Investors purchased the Notes and warrants to purchase up to 537,500 shares of common stock of the Company.

Other than the foregoing disclosure, the Company is not aware of any transaction in which Mr. Abbe has an interest requiring disclosure under Item 404(a) of Regulation S-K.

There are no arrangements or understandings between Mr. Abbe and any other person pursuant to which he was selected as a director.

Item 7.01	Regulation FD.

On March 9, 2016, the Company issued a press release announcing the transactions contemplated herein and the appointment of Richard Abbe to the board of directors of the Company. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1 (#)	Form of Warrant Amendment.
10.1 (#)	Form of Exchange Note Agreement.
10.2 (#)	Form of Amended and Restated Senior Secured Notes.
10.3	Form of Second Supplemental Indenture.
99.1	Press release, dated March 9, 2016.

(#) Certain of the agreements filed as exhibits to this report contain representations and warranties made by the parties thereto. The assertions embodied in such representations and warranties are not necessarily assertions of fact, but a mechanism for the parties to allocate risk. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts or for any other purpose at the time they were made or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VRINGO, INC.

Date: March 9, 2016	By:	/s/ Andrew D. Perlman
	Name:	Andrew D. Perlman
	Title:	Chief Executive Officer

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